SCHEDULE 13G

EXHIBIT B

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned persons hereby agree that reports on Schedule 13G, and amendments thereto, with respect to the Common Stock of Wells Fargo & Company may be filed in a single statement on behalf of each of such persons, and further, each of such persons designates Warren E. Buffett as its agent and Attorney-in-Fact for the purpose of executing any and all Schedule 13G filings required to be made by it with the Securities and Exchange Commission.

Dated: February 14, 2007	/S/ Warren E. Buffett
Warren E. Buffett

Berkshire Hathaway Inc.

Dated: February 14, 2007	/S/ Warren E. Buffett
By: Warren E. Buffett
Title: Chairman of the Board

OBH, Inc.

Dated: February 14, 2007	/S/ Warren E. Buffett
By: Warren E. Buffett
Title: Chairman of the Board

National Indemnity Company

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

National Fire & Marine Insurance Company

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

Nebraska Furniture Mart, Inc.

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

The Fechheimer Brothers Company

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

Columbia Insurance Company

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

Blue Chip Stamps

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

Wesco Holdings Midwest, Inc.

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

Wesco Financial Corporation

Dated: February 14, 2007	/S/ Jeffrey L. Jacobson
By: Jeffrey L. Jacobson
Title: Vice President

Wesco-Financial Insurance Co.

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

Precision Steel Warehouse, Inc.

Dated: February 14, 2007	/S/ Raymond Luchetti
By: Raymond Luchetti
Title: Treasurer

National Liability & Fire Insurance Company

Dated: February 14, 2007	/S/ Forrest N. Krutter
By: Forrest N. Krutter
Title: Secretary

Cypress Insurance Company

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

National Indemnity Company of the South

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

Redwood Fire and Casualty Insurance Company

Dated: February 14, 2007	/S/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

GEICO Corporation

Dated: February 14, 2007	/S/ Michael H. Campbell
By: Michael H. Campbell
Title: Vice President

Government Employees Insurance Company

Dated: February 14, 2007	/S/ Michael H. Campbell
By: Michael H. Campbell
Title: Vice President

General Re Corporation

Dated: February 14, 2007	/S/ William Gasdaska
By: William Gasdaska
Title: Vice President

General Reinsurance Corporation

Dated: February 14, 2007	/S/ William Gasdaska
By: William Gasdaska
Title: Vice President

U.S. Investment Corporation

Dated: February 14, 2007	/S/ Louis S. Rivituso
By: Louis S. Rivituso
Title: Treasurer

Mount Vernon Fire Insurance Company

Dated: February 14, 2007	/S/ Louis S. Rivituso
By: Louis S. Rivituso
Title: Treasurer

U.S. Underwriters Insurance Company

Dated: February 14, 2007	/S/ Louis S. Rivituso
By: Louis S. Rivituso
Title: Treasurer

United States Liability Insurance Company

Dated: February 14, 2007	/S/ Louis S. Rivituso
By: Louis S. Rivituso
Title: Treasurer

The Medical Protective Company

Dated: February 14, 2007	/S/ Joseph Svitek
By: Joseph Svitek
Title: Senior Vice President

Medical Protective Corporation

Dated: February 14, 2007	/S/ Joseph Svitek
By: Joseph Svitek
Title: Senior Vice President

The Kansas Bankers Surety Company

Dated: February 14, 2007	/S/ Charles M. Towle
By: Charles M. Towle
Title: Senior Vice President

Central States of Omaha Companies, Inc.

Dated: February 14, 2007	/S/ Gene H. Schellpeper
By: Gene H. Schellpeper
Title: Vice President

Central States Indemnity Co. of Omaha

Dated: February 14, 2007	/S/ Gene H. Schellpeper
By: Gene H. Schellpeper
Title: Vice President